Exhibit 24

                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Patriot National Bancorp, Inc., a Connecticut corporation (the "Company") hereby severally constitute and appoint Angelo De Caro, Charles F. Howell, Robert F. O'Connell and Philip W. Wolford, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, with full powers of substitution and resubstitution, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-3 relating to the proposed public offer and resale of 193,000 shares of the Company's Common Stock, par value $2.00, by or on behalf of Angelo De Caro and any and all pre-effective and post-effective amendments to said Registration Statement, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any of them, or their substitute or substitutes, to said Registration Statement and any and all amendments thereto.

              Signature                                 Title                           Date
              ---------                                 -----                           ----


    /s/ Angelo De Caro
    ------------------
       Angelo De Caro               Chairman and Chief Executive Officer         October 31, 2002
                                     (Principal Executive Officer) and
                                                  Director

  /s/ Robert F. O'Connell
  -----------------------
    Robert F. O'Connell               Senior Executive Vice President,           October 23, 2002
                                     Chief Financial Officer (Principal
                                      Financial Officer) and Director

  /s/ Michael A. Capodanno
  ------------------------
    Michael A. Capodanno               Vice President and Controller             October 24, 2002
                                       (Principal Accounting Officer)

   /s/ Fred A. DeCaro, Jr.
   -----------------------
    Fred A. DeCaro, Jr.                           Director                       October 31, 2002


    /s/ John J. Ferguson
    --------------------
      John J. Ferguson                            Director                       October 23, 2002


                                                                              2



    /s/ John A. Geoghegan
    ---------------------
      John A. Geoghegan                           Director                       October 23, 2002


   /s/ L. Morris Glucksman
   -----------------------
     L. Morris Glucksman                          Director                       October 23, 2002


    /s/ Charles F. Howell
    ---------------------
      Charles F. Howell                           Director                       October 23, 2002


     /s/ Michael Intrieri
     --------------------
      Michael Intrieri                            Director                       October 31, 2002


    /s/ Richard Naclerio
    --------------------
      Richard Naclerio                            Director                       October 31, 2002


  /s/ Paul C. Settelmeyer
  -----------------------
     Paul C. Settelmeyer                          Director                       October 31, 2002


   /s/ Philip W. Wolford
   ---------------------
      Philip W. Wolford                           Director                       October 31, 2002

